Spyglass Growth Fund
Schedule of Investments
March 31, 2026 (Unaudited)

COMMON STOCKS - 98.9%	Shares	Value
Communication Services - 3.1%
ROBLOX Corp. - Class A (a)	458,330	$25,923,145

Consumer Discretionary - 11.0%
Carvana Co. (a)	98,360	30,922,417
DoorDash, Inc. - Class A (a)	175,229	26,310,634
Global-e Online Ltd. (a)	1,138,470	35,121,799
		92,354,850

Financials - 15.7%
Affirm Holdings, Inc. (a)	976,643	44,749,782
Chime Financial, Inc. - Class A (a)	761,933	14,271,005
Kinsale Capital Group, Inc.	80,507	27,506,022
Shift4 Payments, Inc. - Class A (a)	1,029,041	44,999,963
		131,526,772

Health Care - 10.6%
Ascendis Pharma AS - ADR (a)	216,236	49,459,660
Illumina, Inc. (a)	191,012	23,544,139
Medpace Holdings, Inc. (a)	32,763	15,732,465
		88,736,264

Industrials - 10.9%
AAON, Inc.	504,691	41,763,180
API Group Corp. (a)	746,792	30,260,012
Loar Holdings, Inc. (a)	343,272	19,666,053
		91,689,245

Information Technology - 44.5% (b)
AppLovin Corp. - Class A (a)	97,866	38,950,668
Cadence Design Systems, Inc. (a)	137,094	38,094,310
Credo Technology Group Holding Ltd. (a)	347,804	32,648,361
Fair Isaac Corp. (a)	33,100	35,335,574
HubSpot, Inc. (a)	184,459	45,026,442
MongoDB, Inc. (a)	148,742	36,407,579
nCino, Inc. (a)	1,812,958	27,158,111
Procore Technologies, Inc. (a)	590,791	33,675,087
Samsara, Inc. - Class A (a)	1,731,508	54,871,489
Snowflake, Inc. - Class A (a)	207,006	31,220,645
		373,388,266

Real Estate - 3.1%
CoStar Group, Inc. (a)	652,702	26,329,999
TOTAL COMMON STOCKS (Cost $947,236,522)		829,948,541

TOTAL INVESTMENTS - 98.9% (Cost $947,236,522)		829,948,541
Other Assets in Excess of Liabilities - 1.1%		9,272,584
TOTAL NET ASSETS - 100.0%		$839,221,125

Percentages are stated as a percent of net assets.
The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

ADR - American Depositary Receipt

(a)	Non-income producing security.
(b)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

Summary of Fair Value Disclosure as of March 31, 2026 (Unaudited)

Spyglass Growth Fund (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of March 31, 2026:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$829,948,541	$–	$–	$829,948,541
Total Investments	$829,948,541	$–	$–	$829,948,541

Refer to the Schedule of Investments for further disaggregation of investment categories.